UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2009

XENOMICS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-103083	04-3721895
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Deer Park Drive, Suite F
Monmouth Junction, NJ 08852
(Address of Principal Executive Offices)

(732) 438-8290
(Registrant's telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officers.

          On May 28, 2009, the holders of a majority of outstanding shares of Common Stock of Xenomics, Inc.  (the “Company”) delivered a consent (the “Consent) which removed Donald H. Picker, Ph.D. as a director.

Item 9.01        Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number

17	Not applicable.

20.1	Xenomics Notice of Shareholder Consent dated June 2, 2009.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOMICS, INC.

Date:	June 2, 2009	By:	/s/ Gary Anthony
Gary Anthony,
Vice President and Controller